EXHIBIT 10.2

                               OPERATING AGREEMENT
                                       OF
                   M & M CONSULTING LIMITED LIABILITY COMPANY


         AGREEMENT made as of the 7th day of July, 1996, by and between Merrill Merchants Bank and MSB Leasing, Inc. (hereinafter individually referred to as "Member", and collectively referred to as "Members").

                                   WITNESSETH:

         WHEREAS, the Members desire to form a limited liability company (the "Company") pursuant to the provisions of the Maine Limited Liability Company Act, 31 M.R.S.A. ss. 601 et. seq. (the "Act'); and

         WHEREAS, the purpose of the Company is to engage in certain activities closely related to the business of banking or managing or controlling banks, as permitted by applicable state and federal law.

         NOW, THEREFORE, the Members agree as follows:

                                    ARTICLE 1

              Formation, Name, Purpose, Location, Registered Office
              -----------------------------------------------------

         1.1 Formation. The Members hereby form a limited liability company pursuant to the Act on the terms and conditions stated herein to take effect upon the filing of the Company's Articles of Organization with the Secretary of State of the State of Maine ("Secretary of State").

         1.2 Name. The name of the Company shall be "M & M Consulting Limited Liability Company."

         1.3 Purpose. The principal purpose of the Company is to engage in certain activities closely related to the business of banking or managing or controlling banks, as permitted by applicable state and federal law.

         1.4 Place of Business. The principal office of the Company shall be located at 201 Main Street, Bangor, Maine, or at such other or additional locations as may be determined by the Members.

         1.5 Registered Office and Registered Agent. The address of the Company's initial registered office shall be 84 Harlow Street, Bangor, Maine. The name and address of the

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Company's initial registered agent shall be George F. Eaton. The registered office and registered agent may be changed from time to time as the Members deem advisable by filing notice of such changes with the Secretary of State in accordance with the Act.

                                    ARTICLE 2

                                Term; Dissolution
                                -----------------

         2.1 Term. The term of the Company shall be thirty (30) years from the date of filing of Articles of Organization with the Secretary of State, unless the Company is earlier dissolved in accordance with either the provisions of this Operating Agreement or the Act.

         2.2 Dissolution. The Company shall be dissolved upon the occurrence of any of the following events:

             (a) the expiration of the term set forth in Section 2.1;

             (b) the written agreement of the Members holding more than 50% of interests in the Company;

             (c) the sale or other disposition of all or substantially all of the assets of the Company or the permanent cessation of the Company's business operations; or

             (d) the death, retirement, resignation, expulsion, bankruptcy or dissolution of a Member or occurrence of any other event which terminates the continued membership of a Member in the Company (a "Withdrawal Event") or any other event which causes a dissolution under the Act, unless the business of the Company is continued by the consent of those remaining Members who collectively own at least a majority of the capital interests (as measured by the positive balances of their capital accounts) of the remaining Members within ninety (90) days after the Withdrawal Event, or such other event, and there are at least two remaining Members.

         Upon the occurrence of any dissolution hereunder, the affairs of the Company shall be wound up in accordance with Article 8 and immediately thereafter the Company shall terminate.

                                    ARTICLE 3

                                     Capital
                                     -------


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         3.1 Members' Capital Contributions. Each Member shall contribute such amount as is set forth in Schedule A hereto as its initial capital contribution.

         3.2 Membership Interests. The Members shall have the membership interests in the Company specified on Schedule A ("Membership Interests"). Schedule A shall be amended from time to time to reflect the withdrawal or admission of Members, and any changes in the Membership Interest held by a Member arising from the transfer of a Membership Interest to or by such Member.

         3.3 Capital Accounts. A capital account shall be maintained for each Member, in accordance with tax accounting principles, which shall reflect its initial capital contribution as set forth in Schedule A, and shall be adjusted and maintained as follows:

             (a) As of the end of each fiscal year of the Company, each Member's opening capital account for such year shall be increased by an amount equal to (i) the cash and the agreed fair market value of property (net of any liabilities assumed by the Company or to which such property is subject) contributed to the capital of the Company by such Member for such year; and (ii) such Member's share of Company taxable income for such year, including income and gain exempt from tax; and

             (b) As of the end of the fiscal year of the Company, each Member's opening capital account for such year shall be decreased by an amount equal to (i) the aggregate amount of cash distributions and the agreed fair market value of any property (net of any liabilities assumed by such Member or to which such property is subject) distributed to such Member during such year; (ii) such Member's share of expenditures of the Company not deductible and not properly chargeable as a capital expenditure; and (iii) such Member's share of Company losses for such year, provided, however, that if it is necessary to determine the capital account of any Member during the fiscal year, the capital account of the Member shall be determined after giving effect to all allocations of taxable income, gain and loss attributable to transactions effected prior to the time such determination is made and all distributions of cash theretofore made for such year.

         3.4 Change in Tax Law. Notwithstanding anything to the contrary herein, it is the intention of the Company that it be classified as a partnership for federal income tax purposes and that it conform to the requirements of the Internal Revenue Code with respect to the validity of the allocations of items including income, gain, loss, and tax credits. In the event of a change in the Internal Revenue Code or Treasury Regulations, the Members hereby agree to consult with tax counsel to determine whether an amendment to this Agreement is required and, if it is, to adopt such amendment.

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         3.5 Interest on Capital; Loans by or to Members. No interest or other compensation shall be allowed to any Member with respect to its capital account, except its share of the profits, losses and distributions of the Company as hereinafter provided. The Company shall not make loans to, or borrow from, any Member without the consent of all the Members.

         3.6 Withdrawal of Capital. Except as may be specifically provided in this Agreement, no Member shall have the right to withdraw from the Company all or any part of its capital contribution nor shall such Member have any right to demand and receive property or cash of the Company in return of its capital contribution.

         3.7 Liability of Members for Repayment of Capital. No Member shall have any liability for the repayment of any capital contribution of any other Member.

                                    ARTICLE 4

                     Profits, Losses and Cash Distributions
                     --------------------------------------

         4.1 Company Profits, Losses and Cash Distributions. All profits, losses and distributions of cash or other property from the Company to the Members shall be allocated or distributed in accordance with each Member's Membership Interest, as set forth on Schedule A, provided that upon the dissolution of the Company all distributions of cash shall be made in accordance with Article 8.

         4.2 Priority & Timing. No Member shall have priority over any other Member with regard to allocations of profits or losses or distributions from the Company. All distributions of Company funds to the Members shall be made at such times as the Members may determine.

                                    ARTICLE 5

                     Management and Administrative Policies
                     --------------------------------------

         5.1 Voting. Unless otherwise expressly provided herein, all actions and decisions of the Company shall be by majority in Membership Interests. No Member shall be disqualified from voting or otherwise participating in any decision because of a conflict in interest.

         5.2 Authority; Reliance by Third Parties; Management Committee; Proprietary Information.

             (a) The Members shall have the authority to manage the business of the Company. Such authority shall include, without limitation, the authority

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                 to purchase, sell, mortgage, lease, and otherwise dispose of property, both real and personal, to hire employees, to contract with third parties to render or receive services and to borrow money and otherwise pledge the credit of the Company. The signature of a duly authorized officer of any one Member alone shall be sufficient to bind the Company and every document executed by a Member shall be conclusive evidence in favor of every person relying in good faith thereon or claiming thereunder that at the time of the delivery thereof (i) this Company was in existence, (ii) this Agreement had not been amended in any manner so as to restrict such authority and
                 (iii) the execution and delivery of such documents were duly authorized under this Article.

             (b) The Members may appoint executive officers and/or a management committee consisting of representatives of each Member to which the Members may delegate such rights, duties, and responsibilities as they shall determine from time to time. Such delegation shall not relieve the Members of their responsibility for managing the business of the Company or affect their ability to bind the Company in dealings with third parties.

             (c) Each Member recognizes and acknowledges that the business of the Company will expose the Company's employees to trade secrets and proprietary information and processes, as they may exist from time to time, of each Members' business operations, as well as trade secrets and proprietary information and processes, as they may exist from time to time, of other competitors of the Members or their affiliates. The Members hereby agree that the Company can be effectively managed without having such proprietary information disclosed by Company employees to employees, officers or directors of either Member or either Member's affiliates. The Members hereby establish the following policies to assure that such trade secrets, information or processes will not be disclosed to either of the Members or their representatives:

                 (A) Each Member shall designate an executive officer of such
                     Member to represent the Member in Company management decisions.

                 (B) The Company shall employ executive officers and employees who are capable of managing and carrying out the day to day business affairs of the Company and who shall be contractually obligated to refrain from disclosing confidential client information to the Members or their representatives.


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                 (C) The Company shall not employ any executive officer or
                     employee who is also an employee, agent, officer or director of a Member or any affiliate of a Member (other than the Company itself).

                 (D) Employees, agents and consultants engaged by the Company shall refrain from disclosing to the Members (or representatives of the Members) confidential information of any client of the Company. Each employee, agent or consultant engaged by the Company whose position involves the handling of confidential client information shall sign a confidentiality agreement for the purpose of effecting the policies set forth herein.

         5.3 Fiduciary Duty; Devotion of Time; Compensation. Each Member shall exercise its powers and discharge its duties in good faith with a view to the interests of the Company and its Members with that degree of diligence, care and skill that ordinarily prudent persons would exercise under similar circumstances in like positions. No Member shall be compensated for its services to the Company, except as is expressly provided in the Agreement, but each Member shall be entitled to charge the Company, or to be reimbursed by the Company, for all reasonable out of pocket expenses actually incurred by it and paid to third parties in connection with the Company business.

         5.4 Exculpation and Indemnification.

             (a) Exculpation. The doing of any act or the failure to do any act by a Member or such Member's representative, the effect of which may cause or result in loss or damage to the Company or its property, shall not subject such Member or such Member's representative, to any liability to the Company, or to the other Members, unless the Member's (or its representatives) acts or omissions constituted bad faith, gross negligence, willful misconduct, or fraud, or violated Section 5.3.

             (b) Indemnification. The Company shall indemnify the Members and their representatives and make advances for expenses to the maximum extent permitted under the Act. The Company shall indemnify its employees and other agents to the fullest extent permitted by law, provided that such indemnification in any given situation is first approved by the Members. The right to indemnification under this Section shall be fully vested with respect to any matter occurring while this Section was in effect. No amendment of this Section shall have any retroactive effect except as to enhance such right for the benefit of the indemnitee. Any indemnity under this Section 5.4 shall be provided out of and to the extent of Company assets only and no Member shall have any liability

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                 on account thereof. The Members' rights of contribution under local law shall not be abrogated by this Section.

         5.5 Other Business Ventures. Each of the Members may engage independently or with others in other business ventures of every nature or description including competing ventures, and neither the Company nor any Member shall have any rights in or to such independent ventures or the income or profits derived therefrom.

         5.6 Bank Accounts; Records; Reports.

             (a) All funds of the Company shall be deposited in its name in such checking account or other bank accounts as shall be designated by the Members. Withdrawals shall be on such signatures as may be determined by the Members from time to time.

             (b) The Members shall keep or cause to be kept true and full books of account, in which shall be recorded the transactions of the Company, all of which shall at all times be maintained at the principal office of the Company, or at such other office as shall be designated for such purpose by the Members, and shall be open for inspection and examination of the Members or their representatives at any reasonable time.

             (c) The Members shall cause to be prepared and sent to each Member each year: (a) annual reports of the Company, including an annual balance sheet and profit and loss statement, within 90 days after the close of each fiscal year; (b) annual statements indicating the share of each Member of the net income, net loss, depreciation, gain, loss and other relevant items of the Company for each calendar year for federal income tax purposes; and (c) a copy of the Company's federal information tax return (Form 1065) and related Schedules K and K-1.

         5.7 Fiscal Year. The fiscal year of the Company shall be the calendar year.

         5.8 Accounting Method. For tax and financial accounting purposes, the Company shall adopt the accrual method of accounting.

                                    ARTICLE 6

                 Withdrawal; Liquidation of Membership Interest
                 ----------------------------------------------

         6.1 Withdrawal. Status as a Member of the Company shall cease upon the occurrence of bankruptcy or insolvency, dissolution or voluntary or involuntary withdrawal

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from the Company of a Member ("Withdrawal"). No Member shall have the power to withdraw by voluntary act from the Company without the consent of all Members.

         In the event of the Withdrawal of a Member, the Membership Interest of the former Member shall be deemed to have been assigned to the former Member's successor in interest. In the event of such an assignment, such assignee shall not become a Member unless accepted as a Member by all remaining Members. Unless such assignee is accepted as a Member, the assignee shall have no right to participate in the management and affairs of the Company, but such assignee shall be entitled to share in the economic attributes of the Company to which the withdrawing Member was entitled. In the event of an assignment by virtue of Withdrawal, the former Member shall have no further right to participate in the management and affairs of the Company. The Company shall not be required to liquidate the Membership Interest of a former Member.

                                    ARTICLE 7

                Restrictions of Transition of Membership Interest
                -------------------------------------------------

         7.1 No Assignment, Pledge or Encumbrance of Interests. No member may assign, sell, pledge or encumber all or any part of its Membership Interest, in any manner, whether voluntarily or involuntarily, by operation of law or otherwise, without the consent of all the Members.

         7.2 Sale or other Transfer of Interests. No Member shall have the right to dispose of all or any portion of its Membership Interest except; (i) to another Member, (ii) to an affiliate of such Member, or (iii) with the consent of all the Members, which consent may be refused for any reason.

                                    ARTICLE 8

                           Dissolution and Winding Up
                           --------------------------

         8.1 Effect of Dissolution. In the event of dissolution, the Company shall cease to carry on its business, except insofar as may be necessary for the winding up of its business, but its separate existence shall continue until a certificate of cancellation has been filed with the Secretary of State or until a decree dissolving the Company has been entered by a court of competent jurisdiction.

         8.2 Winding Up, Liquidation and Distribution of Assets.

             (a) Upon dissolution, the Members shall immediately proceed to wind up the affairs of the Company in accordance with the requirements of the

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                 Act and other applicable law. In furtherance of the winding up of the Company, the Members shall:

                 (i) sell or otherwise liquidate all of the Company's assets as promptly as practicable (except to the extent the Members may determine to distribute any assets to themselves in kind);

                 (ii) discharge or make reasonable provision for all liabilities of the Company, including liabilities to Members who are also creditors, other than liabilities to Members for distributions and the return of capital, and establish such reserves as may be reasonably necessary to provide for contingent liabilities of the Company (for purposes of determining the capital accounts of the Members, the amounts of such reserves shall be deemed to be an expense of the Company);

                 (iii) distribute the remaining assets of the Company in the following order of priority:

                 (1) To each Member, with respect to the cumulative amount of all accrued but unpaid pre-dissolution distributions for which the Company is liable to the Member, the amount of such liability;

                 (2) To each Member, with respect to its unreturned capital contribution, an amount equal to the positive balance (if any) in its capital account (as determined after taking in to account all capital adjustments for the Company's taxable year during which the liquidation occurs), or, if the assets available to be distributed hereunder are insufficient to cover the aggregate of all Members' positive balances, a proportionate amount based upon the relative positive balances of the Members; and

                 (3) To each Member, with respect to its Membership Interest, a proportionate share of the remaining assets equal to its Membership Interest.

                 (b) The Members shall cause an accounting to be made by the Company's independent accountants of the accounts of the Company and of the Company's assets, liabilities, and operations, from the date of its previous accounting until the date of dissolution.


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                 (c)   If any assets of the Company are distributed in kind, the
                       net fair market value of such assets as of the date of dissolution shall be determined by independent appraisal or by agreement of the Members. Such assets shall be deemed to have been sold to the Members in proportion to their Membership Interest as of the date of dissolution for their market value, and the capital accounts of the Members shall be adjusted to reflect such deemed sale.

                 (d) Notwithstanding anything to the contrary in this Agreement, upon a liquidation, if any Member has a deficient capital account (after giving effect to all contributions, distributions, allocations and other Capital Account adjustments for all taxable years, including the year during which such liquidation occurs), such Member shall have no obligation to make any capital contribution, and the negative balance of such Member's capital account shall not be considered a debt owed by such Member to the Company or to any other person for any purpose whatsoever.

         8.3 Certificate of Cancellation. Upon completion of the winding up, liquidation and distribution of the assets, the Company shall be deemed terminated and the Members shall forthwith file with the Secretary of State a certificate of cancellation. Thereafter, the Members, as liquidating trustees, shall have authority to distribute any Company property discovered after termination, convey real estate and take such other action as may be necessary on behalf of and in the name of the Company.

                                    ARTICLE 9

                                    Amendment
                                    ---------

         This Agreement may be amended at any time by written agreement of Members holding more than 50% of Membership Interests in the Company.

                                   ARTICLE 10

                                  Miscellaneous
                                  -------------

         10.1 Notices. All notices, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given on the date delivered in person to the party to whom notice is to be given, or on the first business day after mailing if mailed to the last known address of the party to whom notice is to be given by registered or certified mail, postage paid, return receipt requested.


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         10.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Company and there are no agreements, understandings, warranties or representations between the parties with respect to the Company except as set forth herein.

         10.3 Binding Effect. This Agreement will inure to the benefit of and bind the respective successors and assigns of the parties.

         10.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.5 Construction. As used in this Agreement, the singular number shall include the plural, and the plural the singular. Captions are inserted only as a matter of convenience and in no way limit, define or extend the scope of this Agreement.

         10.6 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maine.

         10.7 Severability. If any provision of this Agreement is to be determined to be invalid or unenforceable, it shall not affect the validity or enforceability of the remaining provisions hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

WITNESS:                                  Merrill Merchants Bank


/s/ Marilyn M. Harlow                     By: /s/ Edwin N. Clift
---------------------------------             ----------------------------------
                                          Its: President
                                               ---------------------------------

/s/ Bonnie L. LaBelle                     By:
---------------------------------            -----------------------------------
                                          Its: Vice President
                                             -----------------------------------


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                        Schedule A to Operating Agreement
                                       of
                   M & M Consulting Limited Liability Company


                                  July 7, 1996




Member                        Capital Contribution          Membership Interests
------                        --------------------          --------------------
Merrill Merchants Bank               $25,000                         50%
MSB Leasing, Inc.                    $25,000                         50%


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